Information Concerning the Group's Consolidated Operations - Revenues by Nature (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019		Dec. 31, 2018	Dec. 31, 2017
Disclosure of revenue [line items]
Recognition of previously deferred upfront payments			$ 7,114	$ 14,875
Other revenues	$ 6,055		3,383	7,945
Collaboration agreements	6,055		10,497	22,821
Licenses	1,762		2,142	2,270
Products & services	7,373		92	97
Total revenues	$ 15,190	[1]	$ 12,731	$ 25,188

[1]	The 2019 Consolidated Financial Statements have been prepared according to the new IFRS 16 “Leases” standard with a new “right-of-use assets” category and a resulting significant increase of “lease debts” compared to the previous period (see note 2.2 for discussion of the application of IFRS 16 “Leases” from January 1, 2019 under the modified retrospective transition method). Prior periods have not been restated for the adoption.